LETTER OF TRANSMITTAL
                      REGARDING SHARES OF COMMON STOCK
                                     OF
                        HARRIS & HARRIS GROUP, INC.
                 TENDERED PURSUANT TO THE OFFER TO PURCHASE
                            DATED JULY 14, 1999

     THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, EASTERN
      DAYLIGHT TIME, ON AUGUST 11, 1999, UNLESS THE OFFER IS EXTENDED


                      The Depositary for the Offer is:
                            THE BANK OF NEW YORK

                                     By Mail:
                               The Bank of New York
                          Tender and Exchange Department
                               Post Office Box 11248
                               Church Street Station
                           New York, New York 10286-1248

                               By Overnight Courier:
                               The Bank of New York
                          Tender and Exchange Department
                                101 Barclay Street
                             Receive & Deliver Window--
                                   Street Level
                             New York, New York 10286

                                     By Hand:
                               The Bank of New York
                          Tender and Exchange Department
                                101 Barclay Street
                             Receive & Deliver Window--
                                   Street Level
                             New York, New York 10286

                                 For Information:
                                  (800) 507-9357


    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be used (a) if you desire to effect the tender transaction yourself, (b) if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and the shares of Common Stock are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee, or (c) by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered owner or on behalf of a registered owner. A properly completed and duly executed Letter of Transmittal (or photocopy thereof bearing original signature(s) and any required signature guarantees), any certificates representing shares of Common Stock tendered and any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to 12:00 Midnight, Eastern Daylight time, on August 11, 1999, or such later time and date to which the Offer is extended. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.



Ladies and Gentlemen:

    The undersigned hereby tenders to Harris & Harris Group, Inc. (the "Company"), a venture capital investment company, operating as a Business Development Company ("BDC") under the Investment Company Act of 1940 (the "1940 Act") and incorporated under the laws of New York, shares of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company owned by the undersigned as described below in Box No. 1, at a price (the "Purchase Price") of $1.63 per share, in cash, upon the terms and conditions set forth in the Offer to Purchase, dated July 14, 1999, receipt of which is hereby acknowledged, and in this Letter of Transmittal and the Instructions hereto (which together constitute the "Offer").

    Subject to and effective upon acceptance for payment of the shares of Common Stock tendered hereby in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all shares of Common Stock tendered hereby that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints The Bank of New York (the "Depositary") as attorney-in-fact of the undersigned with respect to such shares of Common Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such shares of Common Stock or transfer ownership of such shares of Common Stock on the Company's books, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price per share of Common Stock with respect to such shares of Common Stock; (b) present certificates for such shares of Common Stock, if any, for cancellation and transfer on the Company's books; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Common Stock, subject to the next paragraph, all in accordance with the terms of the Offer.

    The undersigned hereby represents and warrants that: (a) the undersigned has a "net long position" in the shares of Common Stock tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Act of 1934, as amended, and has full power and authority to validly tender, sell, assign and transfer the shares of Common Stock tendered hereby; (b) when and to the extent the Company accepts the shares of Common Stock for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the shares of Common Stock tendered hereby; and (d) the undersigned has read and agrees to all of the terms of this Offer.

    The names and addresses of the registered owners should be printed, if they are not already printed, in Box 1 as they appear on the registration of the shares of Common Stock. The number of shares of Common Stock that the undersigned wishes to tender should be indicated in Box No. 1, which number may be determined by indicating in Option B of such box the dollar amount of proceeds the undersigned desires to receive pursuant to the tender offer. If the shares of Common Stock tendered hereby are in certificate form, the certificates representing such shares of Common Stock must be returned together with this Letter of Transmittal.

    The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to purchase any of the shares of Common Stock tendered hereby. In any such event, the undersigned understands that certificate(s) for any shares of Common Stock not purchased, if any, will be returned to the undersigned at the address indicated below in Box No. 1 unless otherwise indicated under the Special Payment and Delivery Instructions in Box No. 2.

    The undersigned understands that acceptance of shares of Common Stock by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    The check for the Purchase Price of the tendered shares of Common Stock purchased will be issued to the order of the undersigned and mailed to the address indicated below in Box No. 1, unless otherwise indicated in Box No.
2. Stockholders tendering shares of Common Stock remain entitled to receive dividends declared on such shares of Common Stock up to the settlement date of the Offer. The Company will not pay interest on the Purchase Price under any circumstances.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    THIS LETTER OF TRANSMITTAL IS TO BE USED ONLY IF THE SHARES OF COMMON STOCK TO BE TENDERED ARE REGISTERED IN THE STOCKHOLDER'S NAME AND THE NECESSARY DOCUMENTS WILL BE TRANSMITTED TO THE DEPOSITARY BY THE
STOCKHOLDER OR HIS BROKER, DEALER OR OTHER SELLING GROUP MEMBER. DO NOT USE THIS FORM IF A BROKER, DEALER OR OTHER SELLING GROUP MEMBER IS THE REGISTERED OWNER OF THE SHARES OF COMMON STOCK AND IS EFFECTING THE TRANSACTION FOR THE STOCKHOLDER.

    IF THE SHARES OF COMMON STOCK TENDERED HEREBY ARE IN CERTIFICATE FORM, THE CERTIFICATES REPRESENTING SUCH SHARES OF COMMON STOCK MUST BE RETURNED TOGETHER WITH THIS LETTER OF TRANSMITTAL. PLEASE NOTE THAT WE SUGGEST THAT SUCH CERTIFICATES BE RETURNED VIA CERTIFIED OR REGISTERED MAIL.

    TO ENSURE PROCESSING OF YOUR REQUEST, THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE OF IT (TOGETHER WITH ANY CERTIFICATES FOR SHARES OF COMMON STOCK AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY ON OR BEFORE THE EXPIRATION DATE AUGUST 11, 1999.

------------------------------------------------------------------------------
                 BOX NO. 1: DESCRIPTION OF SHARES TENDERED
                         (SEE INSTRUCTIONS 3 AND 4)
------------------------------------------------------------------------------
   Name(s) and Address of
     Registered Owner(s)
  (Please Fill in Exactly the       Share Certificate(s) and Share(s) Tendered
      Name(s) in Which               (Attach additional list, if necessary)
  Shares of Common Stock are
         Registered)
------------------------------------------------------------------------------
                                                  Total Number
                                                   of Shares
                                     Share        Represented by    Number of
                                   Certificate        Share           Shares
                                    Number(s)*    Certificate(s)*   Tendered**






                                    TOTAL SHARES

------------------------------------------------------------------------------
*  Need not be completed by Book-Entry Stockholders.
** Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary are assumed to be tendered.
   See Instruction 3.
------------------------------------------------------------------------------

  Note: If neither of the boxes is checked, any such uncertificated shares of Common Stock will NOT be tendered.

          THE BOXES BELOW ARE TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY

( ) CHECK HERE IF SHARES OF COMMON STOCK ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE DEPOSITORY TRUST COMPANY ("DTC") AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:__________________________________________

DTC Participant Number: ________________________________________________

( ) CHECK HERE IF SHARES OF COMMON STOCK ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s): _______________________________________

Window Ticket Number (if any): _________________________________________

Date of Execution of Notice of Guaranteed Delivery: ________________________

Name of Eligible Institution which Guaranteed Delivery: _____________________

DTC Participant Number (if delivered by book-entry transfer): _______________


    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for shares of Common Stock not tendered or not accepted for payment in the name(s) of the registered owner(s) appearing under "Box No. 1: Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price for any shares of Common Stock purchased and/or return any certificates for shares of Common Stock not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under "Box No. 1: Description of Shares Tendered." In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue the check for the purchase price and/or return any certificates for shares of Common Stock not tendered or not accepted for payment in the name of, and deliver such check and/or return certificates for shares of Common Stock to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the Special Payment Instructions to transfer any shares of Common Stock from the name of the registered owner thereof if the Company does not accept for payment any of the shares of Common Stock tendered hereby.

-----------------------------------------------------------------------------
            BOX NO. 2: SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS
-----------------------------------------------------------------------------
   SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 4, 5, 6 AND 7)           (SEE INSTRUCTIONS 4, 5 AND 7)

    To be completed ONLY if                      To be completed ONLY if any
any certificate for shares of                certificate for shares of
Common Stock not tendered or                 Common Stock not tendered or
not purchased and/or any check               not purchased and/or any check
for the purchase price of                    for the purchase price of
shares accepted, is to be                    shares accepted issued in the
issued in the name of someone                name of the registered
other than the registered                    owner(s), is to be sent to
owner(s).                                    someone other than the
                                             registered owner(s) or is to be
Issue:  (  ) Check to:                       sent to the registered owner(s)
        (  ) Certificate to:                 at an address other than that
                                             shown above:

Name(s)_______________________
           (Please Print)                    Mail:  (  )  Check to:
                                                    (  )  Certificate to:
Address ______________________               Name(s)_________________________
                                                         (Please Print)
______________________________               Address ________________________

______________________________               ________________________________
       (Include Zip Code)
                                             ________________________________
_____________________________                       (Include Zip Code)
(Tax Identification or Social
 Security Number(s))
                                             ________________________________
                                             (Tax Identification or Social
                                              Security Number(s))
-----------------------------------------------------------------------------


                           BOX NO. 3: SIGNATURES
                       (SEE INSTRUCTIONS 2, 3 AND 4)
                      (PLEASE SEE SUBSTITUTE FORM W-9)

   Must be signed by registered owner(s) exactly as registered. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of the corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction
4. Signature guarantees are required in certain circumstances. See Instruction 1. By signing this Letter of Transmittal, you represent that you have read the entire Letter of Transmittal.

____________________________________________________________________________

____________________________________________________________________________
                    (Signature(s) Exactly as Registered)

Dated _______________________, 1991

Name(s)_____________________________________________________________________

____________________________________________________________________________
             (Please Print Name(s) of Owner(s) Exactly as Registered)

____________________________________________________________________________
                 (Tax Identification or Social Security Number(s))

Area Code and Daytime Telephone Number _____________________________________


                         GUARANTEE OF SIGNATURE(S)
                         (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature ______________________________________________________

Name_______________________________________________________________________
                               (Please Print)

Title _____________________________________________________________________

Name of Firm_______________________________________________________________

Address____________________________________________________________________

___________________________________________________________________________
                             (Include Zip Code)

Area Code and Telephone Number_____________________________________________

Dated_______________________





                                INSTRUCTIONS
           FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used (a) if you desire to effect the tender transaction yourself, (b) if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and the shares of Common Stock are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee, or
(c) by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered owner or on behalf of a registered owner. A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL OR MANUALLY SIGNED FACSIMILE OF IT, ANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK TENDERED AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL SHOULD BE MAILED OR DELIVERED TO THE DEPOSITARY AT THE ADDRESS SET FORTH IN THIS LETTER OF TRANSMITTAL AND MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE AUGUST 11, 1999.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR COMMON STOCK, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

    THE COMPANY WILL NOT ACCEPT ANY ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS. ALL TENDERING STOCKHOLDERS, BY EXECUTION OF THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE OF IT), WAIVE ANY RIGHT TO RECEIVE
ANY NOTICE OF THE ACCEPTANCE OF THEIR TENDER.

2. COMPLETING THIS LETTER OF TRANSMITTAL. If you intend to tender any shares of Common Stock pursuant to the Offer, please complete the Letter of Transmittal as follows:

          (a) Read the Letter of Transmittal in its entirety. By signing the Letter of Transmittal in Box No. 3, you agree to its terms.

          (b) Complete Box No. 1 as necessary.

          (c) Complete Box No. 2 if certificates for shares of Common Stock not tendered or not purchased and/or any check issued in the name of a person other than the signer of the Letter of Transmittal are to be sent to someone other than such signer or to the signer at an address other than that shown in Box No. 1.

          (d) Complete Box No. 3 in accordance with Instruction 4 set forth below.

3. PARTIAL TENDERS AND UNPURCHASED COMMON STOCK. If fewer than all of the certificated shares of Common Stock are to be tendered, fill in the number of shares of Common Stock which are to be tendered in Box 1 as appropriate. If any tendered shares of Common Stock are purchased, a new certificate for the remainder of the shares of Common Stock evidenced by your old certificate(s) will be issued and sent to the registered owner, unless otherwise specified in Box No. 2 of this Letter of Transmittal, as soon as practicable after the Expiration Date of the Offer. All shares of Common Stock evidenced by any certificates submitted will be deemed to have been tendered unless otherwise indicated.

4. SIGNATURES ON LETTER OF TRANSMITTAL, AUTHORIZATIONS AND ENDORSEMENTS.

          (a) If this Letter of Transmittal is signed by the registered owner(s) of the shares of Common Stock tendered hereby, the signature(s) must correspond exactly with the name(s) in which the shares of Common Stock are registered.

          (b) If the shares of Common Stock are held of record by two or more joint owners, each such owner must sign this Letter of Transmittal.

          (c) If any tendered shares of Common Stock are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or manually signed facsimiles of it) as there are different registrations of shares of Common Stock.

          (d) When this Letter of Transmittal is signed by the registered owner(s) of the shares of Common Stock listed and transmitted hereby, no endorsements of any certificate(s) representing such shares of Common Stock or separate authorizations are required. If, however, payment is to be made to a person other than the registered owner(s), any unpurchased shares of Common Stock are to be registered in the name of any person other than the registered owner(s) or any certificates for unpurchased shares of Common Stock are to be issued to a person other than the registered owner(s), then the Letter of Transmittal and, if applicable, the certificate(s) transmitted hereby, must be endorsed or accompanied by appropriate authorizations, in either case signed exactly as such name(s) appear on the registration of the shares of Common Stock and on the face of the certificate(s) and such endorsements or authorizations must be guaranteed by an Eligible Institution described in Box No. 3.

          (e) If this Letter of Transmittal or any certificates or authorizations are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the of their authority so to act.

          (f) Your signature MUST be guaranteed and you MUST complete the signature guarantee in Box No. 3 if (i) the value of the shares of Common Stock tendered herewith pursuant to the Offer is greater than $50,000, (ii) this Letter of Transmittal is signed by someone other than the registered holder of the shares of Common Stock tendered herewith, or (iii) you request payment for the shares of Common Stock tendered herewith to be sent to a payee other than the registered owner of such shares of Common Stock and/or to an address other than the registered address of the registered owner of the shares of Common Stock. An acceptable guarantee is one made by a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. The guarantee must state the words "Signature Guaranteed" along with the name of the granting institution. Stockholders should verify with the institution that it is an eligible guarantor prior to signing. A guarantee from a notary public is not acceptable.

5. TRANSFER TAXES. The Company will pay all share transfer taxes, if any, payable on the transfer to it of shares of Common Stock purchased pursuant to the Offer. If, however, (a) payment of the Purchase Price is to be made to any person other than the registered owner(s), (b) (in the circumstances permitted by the Offer) unpurchased shares of Common Stock are to be registered in the name(s) of any person other than the registered owner(s) or (c) tendered certificates are registered in the name(s) of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such other persons) payable on account of the transfer to such person(s) will be deducted from the Purchase Price by the Depositary unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

6. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of shares of Common Stock will be determined by the Company in its sole discretion, whose determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for any shares of Common Stock which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in tender of any particular shares of Common Stock or any particular stockholder, and the Company's interpretations of the terms and conditions of the Offer (including these Instructions) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Tendered shares of Common Stock will not be accepted for payment unless all defects and irregularities have either been cured within such time or waived by the Company. None of the Company, the Depositary, or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

7. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, and additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Depositary as described in the Offer to Purchase.

8. FORM W-9. Each tendering stockholder who has not already submitted a completed and signed Form W-9 to the Company is required to provide the Depositary with a correct taxpayer identification number ("TIN") on Substitute Form W-9 provided under "Important Tax Information" below. Failure to provide the information on the form may subject the tendering stockholder to 31% federal income tax withholding on the payments made to the stockholder or other payee with respect to shares of Common Stock purchased pursuant to the Offer.

9. WITHHOLDING ON FOREIGN STOCKHOLDERS. The Depositary will withhold federal income taxes equal to 30% of the gross payments payable to a foreign stockholder unless the Depositary determines that a reduced rate of withholding or an exemption from withholding is applicable. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in or under the laws of the United States or any political subdivision thereof, (iii) any estate the income of which is subject to United States federal income taxation regardless of the source of such income or (iv) a trust whose administration is subject to the primary jurisdiction of a United States court and which has one or more United States fiduciaries who have authority to control all substantial decisions of the trust. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the stockholder's address and to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that reliance is not warranted. A foreign stockholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or an exemption from, withholding for which such stockholder may be eligible should consider doing so in order to avoid overwithholding. A foreign stockholder may be eligible to obtain a refund of tax withheld if such stockholder meets one of the three tests for capital gain or loss treatment described in Section 15 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax was due.

    IMPORTANT: THE LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE OF IT PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY CERTIFICATES FOR SHARES OF COMMON STOCK AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR BEFORE THE EXPIRATION DATE.

                           IMPORTANT INFORMATION

    THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. IT MAY NOT BE APPLICABLE TO FOREIGN STOCKHOLDERS. ALL STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE OFFER.

SUBSTITUTE FORM W-9

    Under the federal income tax laws, the Depositary may be required to withhold 31% of the amount of any payment made to certain holders pursuant to the Offer. In order to avoid such backup withholding, each tendering holder must provide the Depositary with such holder's correct TIN by completing the Substitute Form W-9 set forth below. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the Depositary is not provided with the correct TIN, the holder may be subject to a penalty imposed by the Internal Revenue Service. Certain holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements, but should nonetheless complete a Substitute Form W-9 to avoid possible erroneous backup withholding. (In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement signed under penalty of perjury attesting as to that status. Forms for such statement can be obtained from the Depositary.) For further information regarding backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certificate of Taxpayer Identification Number.

CONSEQUENCES OF FAILURE TO FILE SUBSTITUTE FORM W-9

    Failure to complete Substitute Form W-9 will not, by itself, cause the shares of Common Stock to be deemed invalidly tendered but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the holder may claim a refund from the Internal Revenue Service.


                     PAYER'S NAME: THE BANK OF NEW YORK

                  PART 1--PLEASE PROVIDE YOUR TIN (SOCIAL        PART 2--
                  SECURITY NUMBER) AND CERTIFY BY SIGNING
                             AND DATING BELOW:

                  ______________________________________
                                                                 Awaiting
                                                                 TIN (  )
                                                                 Please
                                                                 see
                                                                 below.

                         CERTIFICATION--UNDER PENALTIES OF PERJURY, I
                         CERTIFY THAT: (1) THE INFORMATION PROVIDED ON
   SUBSTITUTE            THIS FORM IS TRUE, CORRECT AND COMPLETE AND (2) I
    FORM W-9             AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER
 DEPARTMENT OF THE       BECAUSE I AM EXEMPT FROM BACKUP WITHHOLDING OR I
   TREASURY              HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE
   INTERNAL              SERVICE (THE "IRS") THAT I AM SUBJECT TO BACKUP
 REVENUE SERVICE         WITHHOLDING AS A RESULT OF A FAILURE TO REPORT
                         ALL INTEREST OR DIVIDENDS OR THE IRS HAS NOTIFIED
                         ME THAT I AM NO LONGER SUBJECT TO BACKUP
                         WITHHOLDING. (YOU MUST CROSS OUT ITEM (2) ABOVE
                         IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE
 PAYER'S REQUEST FOR     SUBJECT TO BACKUP WITHHOLDING BECAUSE OF
     TAXPAYER            UNDERREPORTING INTEREST, OR DIVIDENDS ON YOUR
IDENTIFICATION NUMBER    RETURN. HOWEVER, IF AFTER BEING NOTIFIED BY THE
      ("TIN")            IRS THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING
                         YOU RECEIVED ANOTHER NOTIFICATION FROM THE IRS
                         THAT YOU ARE NO LONGER SUBJECT TO BACKUP
                         WITHHOLDING, DO NOT CROSS OUT ITEM (2).)


                          Name:__________________________________________
                                       (Please Print)

                          Address:_______________________________________
                          _______________________________________________
                          _______________________________________________
                                   (Include Zip Code)


                          Signature:_________________    Date_______________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER" FOR ADDITIONAL DETAILS.


         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all reportable payments due to me pursuant to the Offer will be withheld until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature:______________________       Date ___________________________